                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated February 1, 2000, (2000-2), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 16, 2000 to July 15, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 27th day of July, 2000.

                                               CONSECO FINANCE CORP.




                                               BY: /s/ Phyllis A. Knight
                                                   -----------------------------
                                                   Phyllis A. Knight
                                                   Senior Vice President and
                                                   Treasurer

                                     SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jul-00
                                             CUSIP NO.#20846QC L0,M8,N6,P1,Q9,R7
                                                        TRUST ACCOUNT #3338226-0
                                                       REMITTANCE DATE 8/01/2000

                                                                                         Total $             Per $1,000
                                                                                         Amount               Original
                                                                                     --------------         ------------
CLASS A CERTIFICATES
--------------------
(1a)  Amount available( including Monthly Servicing Fee)                              10,160,305.50
                                                                                     --------------
 (b)  Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn for prior Remittance Date                           0.00
                                                                                     --------------
 (c)  Amount Available after giving effect to withdrawal of Class M-1 Interest
      Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
      Remittance Date                                                                 10,160,305.50
                                                                                     --------------
 (d)  Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                        0.00
                                                                                     --------------
A.    Interest
 (2)  Aggregate interest
      a. Class A-1 Remittance Rate (7.72%)                                                    7.72%
                                                                                     --------------
      b. Class A-1 Interest                                                              284,468.31           6.08488364
                                                                                     --------------         ------------
      c. Class A-2 Remittance Rate (7.98%)                                                    7.98%
                                                                                     --------------
      d. Class A-2 Interest                                                              119,700.00           6.65000000
                                                                                     --------------         ------------
      e. Class A-3 Remittance Rate (8.07%)                                                    8.07%
                                                                                     --------------
      f. Class A-3 Interest                                                              208,475.00           6.72500000
                                                                                     --------------         ------------
      g. Class A-4 Remittance Rate (8.48%)                                                    8.48%
                                                                                     --------------
      h. Class A-4 Interest                                                              233,200.00           7.06666667
                                                                                     --------------         ------------
      i. Class A-5 Remittance Rate (8.85%)                                                    8.85%
                                                                                     --------------
      j. Class A-5 Interest                                                              649,921.88           7.37500006
                                                                                     --------------         ------------
      k. Class A-6 Remittance Rate 8.49%, (unless
         the Weighted Average Contract Rate is
         less than 8.49%)                                                                     8.49%
                                                                                     --------------
      l. Class A-6 Interest                                                            2,796,958.29           6.99239573
                                                                                     --------------         ------------
 (3)  Amount applied to:
      a. Unpaid Class A Interest Shortfall                                                     0.00                    0
                                                                                     --------------         ------------
 (4)  Remaining:
      a. Unpaid Class A Interest Shortfall                                                     0.00                    0
                                                                                     --------------         ------------
B.    Principal
 (5)  Formula Principal Distribution  Amount                                           4,515,933.69                  N/A
                                                                                     --------------         ------------
      a. Scheduled Principal                                                             777,898.12                  N/A
                                                                                     --------------         ------------
      b. Principal Prepayments                                                         2,897,668.50                  N/A
                                                                                     --------------         ------------
      c. Liquidated Contracts                                                                  0.00                  N/A
                                                                                     --------------         ------------
      d. Repurchases                                                                           0.00                  N/A
                                                                                     --------------         ------------
      e. Current Month Advanced Principal                                              1,105,096.74                  N/A
                                                                                     --------------         ------------
      f. Prior Month Advanced Principal                                               (1,299,784.00)                 N/A
                                                                                     --------------         ------------
      g. Additional Principal Distribution ($3,750,000.00 cap)                         1,035,054.33
                                                                                     --------------
 (6)  Pool Scheduled Principal Balance                                               740,980,425.31
                                                                                     --------------
(6b)  Adjusted Pool Principal Balance                                                739,875,328.57         986.50043809
                                                                                     --------------         ------------
(6c)  Pool Factor                                                                        0.98650044
                                                                                     --------------
(6d)  Net Certificate Principal Balance                                              727,031,732.49
                                                                                     --------------
(6e)  Overcollateralization Amount (not to exceed $15,000,000.00)                     12,843,596.08
                                                                                     --------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                     SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jul-00
                                             CUSIP NO.#20846QC L0,M8,N6,P1,Q9,R7
                                                        TRUST ACCOUNT #3338226-0
                                                       REMITTANCE DATE 8/01/2000
                                     Page 2

      (7)   Unpaid Class A Principal Shortfall
             (if any) following prior Remittance Date                                          0.00
                                                                                     --------------
      (8)   Class A Percentage for such Remittance Date                                      93.34%
                                                                                     --------------

      (9)   Class A Percentage for the following  Remittance Date                            93.29%
                                                                                     --------------

     (10)   Class A  Principal Distribution:
            a. Class A-1                                                               1,587,668.61          33.96082588
                                                                                     --------------         ------------
            b. Class A-2                                                                       0.00           0.00000000
                                                                                     --------------         ------------
            c. Class A-3                                                                       0.00           0.00000000
                                                                                     --------------         ------------
            d. Class A-4                                                                       0.00           0.00000000
                                                                                     --------------         ------------
            e. Class A-5                                                                       0.00           0.00000000
                                                                                     --------------         ------------
            g. Class A-6                                                               2,928,265.08           7.32066270
                                                                                     --------------         ------------
     (11)   Class A-1 Principal Balance                                               42,630,204.01         911.87602160
                                                                                     --------------         ------------
    (11a)   Class A-1 Pool Factor                                                        0.91187602
                                                                                     --------------
     (12)   Class A-2 Principal Balance                                               18,000,000.00         1000.0000000
                                                                                     --------------         ------------
    (12a)   Class A-2 Pool Factor                                                        1.00000000
                                                                                     --------------
     (13)   Class A-3 Principal Balance                                               31,000,000.00         1000.0000000
                                                                                     --------------         ------------
    (13a)   Class A-3 Pool Factor                                                        1.00000000
                                                                                     --------------
     (14)   Class A-4 Principal Balance                                               33,000,000.00         1000.0000000
                                                                                     --------------         ------------
    (14a)   Class A-4 Pool Factor                                                        1.00000000
                                                                                     --------------
     (15)   Class A-5 Principal Balance                                               88,125,000.00         1000.0000000
                                                                                     --------------         ------------
    (15a)   Class A-5 Pool Factor                                                        1.00000000
                                                                                     --------------
     (16)   Class A-6 Principal Balance                                              392,401,528.48          981.0038212
                                                                                     --------------         ------------
    (16a)   Class A-6 Pool Factor                                                        0.98100382
                                                                                     --------------
     (17)   Unpaid Class A Principal Shortfall
            (if any)following current Remittance Date                                          0.00
                                                                                     --------------
     (18)   Additional Principal Distribution Amount
                                                                                     --------------
C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

     (19)   31-59 days                                                                 5,450,062.86                  147
                                                                                     --------------         ------------
     (20)   60 days or more                                                            2,281,819.90                   56
                                                                                     --------------         ------------
     (21)   Current Month Repossessions                                                   32,460.47                    4
                                                                                     --------------         ------------
     (22)   Repossession Inventory                                                        32,328.89                    4
                                                                                     --------------         ------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                     SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jul-00
                                             CUSIP NO.#20846QC L0,M8,N6,P1,Q9,R7
                                                        TRUST ACCOUNT #3338226-0
                                                       REMITTANCE DATE 8/01/2000
                                     Page 3

Class M-1, M-2, Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in July 2004.)
     (23)   Average Sixty - Day Delinquency Ratio Test

            (a) Sixty - Day Delinquency Ratio for current Remittance Date                     0.31%
                                                                                     --------------

            (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
                may not exceed 5.0%)                                                          0.13%
                                                                                     --------------


     (24)   Cumulative Realized Losses Test

            (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
                5.5% from July 1, 2004 to June 30, 2005, 7.0% from July 1, 2005 to June 30, 2006; 9.0% from July 1, 2006 to June 30, 2007 and
                10.5% thereafter)                                                             0.00%
                                                                                     --------------
     (25)   Current Realized Losses Test
            (a) Current Realized Losses for current Remittance Date                            0.00
                                                                                     --------------
            (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
                Remittance and for current Remittance Date; may not exceed 2.75%)             0.00%
                                                                                     --------------
     (26)   Class M-1, M-2, Principal Balance Test
            (a) The sum of Class M-1, M2 Principal Balance and Class B Principal
                Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
                Date is greater than 27.375%                                                 16.68%
                                                                                     --------------

            (b) The sum of Class M-2 Principal Balance and Class B Principal
                Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
                Date is greater than 20.25%                                                  11.81%
                                                                                     --------------
     (27)   Class B Principal Balance Test
            (a) Class B Principal Balance (before any distributions on current
                Remittance Date) as of such Remittance date is greater than
                $15,000,000.00                                                        48,750,000.00
                                                                                     --------------

            (b) Class B Principal Balance (before distributions on current
                Remittance Date) divided by pool Scheduled Principal Balance
                as of preceding Remittance Date is equal to or greater than 12.75%.           6.66%
                                                                                     --------------

                                     SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jul-00
                                                        CUSIP NO. #20846QCS5, T3
                                                        TRUST ACCOUNT #3338226-0
                                                       REMITTANCE DATE 8/01/2000
                                     Page 4

                                                                                         Total $              Per $1,000
                                                                                         Amount                Original
                                                                                     --------------         -------------
CLASS M-1 CERTIFICATES
----------------------
      (28)  Amount available( including Monthly Servicing Fee)                         1,351,648.33
                                                                                     --------------
A.   Interest
      (29)  Aggregate interest
            (a) Class M-1 Remittance Rate 9.08%, unless the
                Weighted Average Contract Rate is less than 9.08%)                            9.08%
                                                                                     --------------
            (b) Class M-1 Interest                                                       269,562.50            7.56666667
                                                                                     --------------         -------------
            (c) Interest on Class M-1 Adjusted Principal Balance                               0.00
                                                                                     --------------
      (30)  Amount applied to Class M-1 Interest Deficiency Amount                             0.00
                                                                                     --------------
      (31)  Remaining unpaid Class M-1 Interest Deficiency Amount                              0.00
                                                                                     --------------
      (32)  Amount applied to:
            a. Unpaid Class M-1 Interest Shortfall                                             0.00                     0
                                                                                     --------------         -------------
      (33)  Remaining:
            a. Unpaid Class M-1 Interest Shortfall                                             0.00                     0
                                                                                     --------------         -------------
B.   Principal
      (34)  Formula Principal Distribution Amount                                              0.00                   N/A
                                                                                     --------------         -------------
            a. Scheduled Principal                                                             0.00                   N/A
                                                                                     --------------         -------------
            b. Principal Prepayments                                                           0.00                   N/A
                                                                                     --------------         -------------
            c. Liquidated Contracts                                                            0.00                   N/A
                                                                                     --------------         -------------
            d. Repurchases                                                                     0.00                   N/A
                                                                                     --------------         -------------
      (35)  Class M-1 Principal Balance                                               35,625,000.00         1000.00000000
                                                                                     --------------         -------------
     (35a)  Class M-1 Pool Factor                                                        1.00000000
                                                                                     --------------
      (36)  Class M-1 Percentage for such Remittance Date                                     0.00%
                                                                                     --------------
      (37)  Class M-1  Principal Distribution:
            a. Class M-1 (current)                                                             0.00           0.00000000
                                                                                     --------------         ------------
            b. Unpaid Class M-1 Principal Shortfall
               (if any) following prior Remittance Date                                        0.00
                                                                                     --------------
      (38)  Unpaid Class M-1 Principal Shortfall
            (if any) following current Remittance Date                                         0.00
                                                                                     --------------
      (39)  Class M-1 Percentage for the following Remittance Date                            0.00%
                                                                                     --------------
      (40)  Class M-1 Liquidation Loss Interest
            (a) Class M-1 Liquidation Loss Amount                                              0.00
                                                                                     --------------
            (b) Amount applied to Class M-1
                Liquidation Loss Interest Amount                                               0.00
                                                                                     --------------
            (c) Remaining Class M-1 Liquidation Loss
                Interest Amount                                                                0.00
                                                                                     --------------
            (d) Amount applied to Unpaid Class M-1
                Loss Interest Shortfall                                                        0.00
                                                                                     --------------
            (e) Remaining Unpaid Class M-1
                Liquidation Loss Interest Shortfalls                                           0.00
                                                                                     --------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                     SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jul-00
                                                        CUSIP NO. #20846QCS5, T3
                                                        TRUST ACCOUNT #3338226-0
                                                       REMITTANCE DATE 8/01/2000
                                     Page 5

                                                                                         Total $              Per $1,000
                                                                                         Amount                Original
                                                                                     --------------         -------------
CLASS M-2 CERTIFICATES
----------------------
      (41)  Amount available( including Monthly Servicing Fee)                         1,082,085.83
                                                                                     --------------
      (42)  Aggregate  interest
            (a) Class M-2 Remittance Rate 10.32%, unless the
                Weighted Average Contract Rate is less than 10.32%)                          10.32%
                                                                                     --------------
            (b) Class M-2 Interest                                                       322,500.00            8.60000000
                                                                                     --------------         -------------
            (c) Interest on Class M-2 Adjusted Principal Balance                               0.00
                                                                                     --------------
      (43)  Amount applied to Class M-2 Interest Deficiency Amount                             0.00
                                                                                     --------------
      (44)  Remaining unpaid Class M-2 Interest Deficiency Amount                              0.00
                                                                                     --------------
      (45)  Amount applied to:
            a. Unpaid Class M-2 Interest Shortfall                                             0.00                     0
                                                                                     --------------         -------------
      (46)  Remaining:
            a. Unpaid Class M-2 Interest Shortfall                                             0.00                     0
                                                                                     --------------         -------------
B.   Principal
      (47)  Formula Principal Distribution  Amount                                             0.00                   N/A
                                                                                     --------------         -------------
            a. Scheduled Principal                                                             0.00                   N/A
                                                                                     --------------         -------------
            b. Principal Prepayments                                                           0.00                   N/A
                                                                                     --------------         -------------
            c. Liquidated Contracts                                                            0.00                   N/A
                                                                                     --------------         -------------
            d. Repurchases                                                                     0.00                   N/A
                                                                                     --------------         -------------
      (48)  Class M-2 Principal Balance                                               37,500,000.00         1000.00000000
                                                                                     --------------         -------------
     (48a)  Class M-2 Pool Factor                                                        1.00000000
                                                                                     --------------
      (49)  Class M-2 Percentage for such Remittance Date                                     0.00%
                                                                                     --------------
      (50)  Class M-2  Principal Distribution:
            a. Class M-2 (current)                                                             0.00            0.00000000
                                                                                     --------------         -------------
            b. Unpaid Class M-2 Principal Shortfall
               (if any) following prior Remittance Date                                        0.00
                                                                                     --------------
      (51)  Unpaid Class M-2 Principal Shortfall
            (if any) following current Remittance Date                                         0.00
                                                                                     --------------
      (52)  Class M-2 Percentage for the following Remittance Date                            0.00%
                                                                                     --------------
      (53)  Class M-2 Liquidation Loss Interest
            (a) Class M-2 Liquidation Loss Amount                                              0.00
                                                                                     --------------
            (b) Amount applied to Class M-2
                Liquidation Loss Interest Amount                                               0.00
                                                                                     --------------
            (c) Remaining Class M-2 Liquidation Loss
                Interest Amount                                                                0.00
                                                                                     --------------
            (d) Amount applied to Unpaid Class M-2
                Loss Interest Shortfall                                                        0.00
                                                                                     --------------
            (e) Remaining Unpaid Class M-2
                Liquidation Loss Interest Shortfalls                                           0.00
                                                                                     --------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                     SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jul-00
                                                             CUSIP NO. 20846QCU0
                                                        TRUST ACCOUNT #3338226-0
                                                       REMITTANCE DATE 8/01/2000
                                     Page 6

                                                                                         Total $              Per $1,000
                                                                                         Amount                Original
                                                                                     --------------         -------------
CLASS BI CERTIFICATES
---------------------
      (1)   Amount  Available less the Class A
            Distribution Amount  and Class M-1 Distribution
            Amount (including Monthly Servicing Fee)                                     759,585.83
                                                                                     --------------
      (2)   Class B-1 Adjusted Principal Balance                                               0.00
                                                                                     --------------
      (3)   Class B-1 Remittance Rate  (11.06%
            unless Weighted Average Contract Rate
            is below 11.06%)                                                                 11.06%
                                                                                     --------------
      (4)   Interest on Class B-1 Adjusted Principal Balance                                   0.00
                                                                                     --------------
      (3)   Aggregate Class B1 Interest                                                  138,250.00            9.21666667
                                                                                     --------------         -------------
      (4)   Amount applied to Unpaid
            Class B1 Interest Shortfall                                                        0.00                  0.00
                                                                                     --------------         -------------
      (5)   Remaining Unpaid Class B1
            Interest Shortfall                                                                 0.00                  0.00
                                                                                     --------------         -------------
      (6)   Amount applied to Class B-1
            Interest Deficiency Amount                                                         0.00
                                                                                     --------------
      (7)   Remaining Unpaid Class B-1
            Interest Deficiency Amount                                                         0.00
                                                                                     --------------
      (8)   Unpaid Class B-1 Principal Shortfall
            (if any) following prior Remittance Date                                           0.00
                                                                                     --------------
     (8a)   Class B Percentage for such Remittance Date                                        0.00
                                                                                     --------------
      (9)   Current Principal (Class B Percentage of Formula Principal
            Distribution Amount)                                                               0.00            0.00000000
                                                                                     --------------         -------------
    (10a)   Class B1 Principal Shortfall                                                       0.00
                                                                                     --------------
    (10b)   Unpaid Class B1 Principal Shortfall                                                0.00
                                                                                     --------------
     (11)   Class B Principal Balance                                                 48,750,000.00
                                                                                     --------------
     (12)   Class B1 Principal Balance                                                15,000,000.00
                                                                                     --------------
    (12a)   Class B1 Pool Factor                                                         1.00000000
                                                                                     --------------
     (13)   Class B-1 Liquidation Loss Interest
            (a) Class B-1 Liquidation Loss Amount                                              0.00
                                                                                     --------------
            (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                   0.00
                                                                                     --------------
            (c) Remaining Class B-1 Liquidation Loss Interest Amount                           0.00
                                                                                     --------------
            (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest
                Shortfall                                                                      0.00
                                                                                     --------------
            (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                 0.00
                                                                                     --------------

                                     SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Jul-00
                                                             CUSIP NO. 20846QCU0
                                                        TRUST ACCOUNT #3338226-0
                                                       REMITTANCE DATE 8/01/2000
                                     Page 7

                                                                                         Total $              Per $1,000
                                                                                         Amount                Original
                                                                                     --------------         -------------
CLASS B2 CERTIFICATES
---------------------
      (14)  Remaining Amount Available                                                   621,335.83
                                                                                     --------------
      (15)  Class B-2 Remittance Rate ( 11.06%
            unless Weighted Average Contract
            Rate is less than 11.06%)                                                        11.06%
                                                                                     --------------
      (16)  Aggregate Class B2 Interest                                                  311,062.50            9.21666667
                                                                                     --------------         -------------
      (17)  Amount applied to Unpaid
            Class B2 Interest Shortfall                                                        0.00                  0.00
                                                                                     --------------         -------------
      (18)  Remaining Unpaid Class B2
            Interest Shortfall                                                                 0.00                  0.00
                                                                                     --------------         -------------
      (19)  Unpaid Class B2 Principal Shortfall
            (if any) following prior Remittance Date                                           0.00
                                                                                     --------------
      (20)  Class B2 Principal Liquidation Loss Amount                                         0.00
                                                                                     --------------
      (21)  Class B2 Principal (zero until class B1
            paid down: thereafter, Class B Percentage
            of formula Principal Distribution Amount)                                          0.00            0.00000000
                                                                                     --------------         -------------
      (22)  Guarantee Payment                                                                  0.00
                                                                                     --------------
      (23)  Class B2 Principal Balance                                                33,750,000.00
                                                                                     --------------
     (23a)  Class B2 Pool Factor                                                         1.00000000
                                                                                     --------------
      (24)  Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
            Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
            Amount, Class M-1 Distribution Amount, Class B-1 Distribution
            Amount and Class B-2 Distribution Amount, if the Company or
            Green Tree Financial Servicing Corp. is the Servicer)                        310,273.33
                                                                                     --------------
      (25)  Class B-3I Guarantee Fee                                                           0.00
                                                                                     --------------
      (26)  Class B-3I Distribution Amount                                                     0.00
                                                                                     --------------
      (27)  Class B-3I Formula Distribution Amount (all Excess
            Interest plus Unpaid Class B-3I Shortfall)                                         0.00
                                                                                     --------------
      (28)  Class B-3I Distribution Amount (remaining Amount Available)                        0.00
                                                                                     --------------
      (29)  Class B-3I Shortfall (26-27)                                               1,009,613.93
                                                                                     --------------
      (30)  Unpaid Class B-3I Shortfall                                                1,009,613.93
                                                                                     --------------
      (31)  Class M-1 Interest Deficiency on such Remittance Date                              0.00
                                                                                     --------------
      (32)  Class B-1 Interest Deficiency on such Remittance Date                              0.00
                                                                                     --------------
      (33)  Repossessed Contracts                                                         32,460.47
                                                                                     --------------
      (34)  Repossessed Contracts Remaining in Inventory                                  32,328.89
                                                                                     --------------
      (35)  Weighted Average Contract Rate                                                 11.68761
                                                                                     --------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.